Exhibit 99.1
Saga Communications, Inc.
Reports 4th Quarter and Year End 2006 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — February 27, 2007 — Saga Communications, Inc. (NYSE-SGA) today reported net operating revenue for the quarter ended December 31, 2006 increased 7.8% over the comparable period in 2005 to $38.2 million, operating income increased 68.8% to $8.8 million and station operating expense increased 2.3% to $27.6 million (station operating expense includes depreciation and amortization attributable to the stations). Net income increased 94.3% to $3.7 million ($.18 per fully diluted share) for the quarter ended December 31, 2006 compared to $1.9 million ($.09 per fully diluted share) for 2005. Free cash flow decreased 9.9% to $4.8 million for the quarter. On a same station basis for the quarter, net operating revenue increased 7.6% to $38.2 million, operating income increased 70.0% to $8.9 million and station operating expense increased 1.9% to $27.5 million.
For the year ended December 31, 2006 net operating revenue increased 1.5% over the comparable period in 2005 to $143.0 million, operating income increased 10.9% to $30.0 million and station operating expense was approximately even with 2005 at $104.4 million (station operating expense includes depreciation and amortization attributable to the stations). Net income increased 17.8% to $12.5 million ($.61 per fully diluted share) for the year ended December 31, 2006 compared to $10.6 million ($.51 per fully diluted share) for the same period in 2005. Free cash flow decreased 4.7% to $16.1 million for the year. On a same station basis for the year, net operating revenue increased 0.8% to $140.1 million, operating income increased 10.8% to $29.7 million and station operating expense decreased 1.0% to $101.9 million.
The increase in net income for the twelve month period ended December 31, 2006 is partially due to charges recognized for the same period ended December 31, 2005, including a $1.2 million impairment charge related to goodwill and FCC license values. Additionally, in 2005 the Company reported $2.7 million in other losses relating to disposal of assets including the disposal of a television tower in Victoria, TX, and the sale of land in Columbus, OH from which the Company received $1.5 million in cash proceeds and a $700 thousand tax benefit. In 2006 the Company realized $500 thousand in other income primarily due to income received from altering one of our FM licenses in Keene, NH.
Capital expenditures in the fourth quarter of 2006 were $3.7 million with $1.8 million being spent as a result of acquisitions. For the 2006 fiscal year total capital expenditures were approximately $10.5 million with approximately $3.3 million being spent as a result of acquisitions. Additionally, capital expenditures for the year include $740 thousand relative to rebuilding a tower and transmitter building in Springfield, IL that were destroyed by a tornado. The Company received $370 thousand in funds from insurance reimbursement related to this incident.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2006 and 2005 acquisitions and dispositions occurred as of January 1, 2005.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 59 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, the Company has entered into agreements to acquire an FM station serving the Asheville, NC radio market and an AM station and a FM station serving the Courtland, NY radio market. The closing of this transaction is subject to receiving FCC approval. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.

Saga’s fourth quarter and year end 2006 results conference call will be on Tuesday, February 27 at 10:00AM. The dial in number for domestic calls is 888/428-4480. For international callers the number is 612/332-1213. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 862376. Thereafter, a transcript of the call will be available on our website.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Month Periods
Ended December 31, 2006 and 2005
(amounts in 000’s except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Operating Results
Net Operating Revenue	$38,219	$35,445	$142,946	$140,790
Station operating expense	27,563	26,947	104,396	104,411
Corporate general and administrative	2,165	2,114	8,870	8,174
Other operating income	(312)	—	(312)	—
Impairment of intangible assets	—	1,168	—	1,168

Operating income	8,803	5,216	29,992	27,037
Interest expense	2,372	2,075	9,379	7,586
Other (income) expense, net	145	1,165	(500)	2,668

Income before income tax	6,286	1,976	21,113	16,783
Income tax expense	2,615	87	8,665	6,217

Net income	$3,671	$1,889	$12,448	$10,566

Earnings per share
Basic	$0.18	$0.09	$0.61	$0.52

Diluted	$0.18	$0.09	$0.61	$0.51

Weighted average common shares	20,227	20,459	20,442	20,482
Weighted average common shares and common shares equivalents	20,241	20,546	20,458	20,675

Free Cash Flow
Net Income	$3,671	$1,889	$12,448	$10,566
Plus: Depreciation and amortization:
Station	2,177	2,350	7,961	8,841
Corporate	50	50	194	199
Deferred tax provision	2,073	(45)	5,183	3,590
Non-cash compensation	326	92	1,310	286
Impairment of intangible assets	—	1,168	—	1,168
Other (income) expense, net	145	1,165	(500)	2,668
Less: Capital expenditures	(3,668)	(1,372)	(10,504)	(10,426)

Free cash flow	$4,774	$5,297	$16,092	$16,892

Balance Sheet Data
Working capital			$21,617	$22,618
Net fixed assets			73,658	69,669
Net intangible assets and other assets			210,044	205,434
Total assets			322,641	318,865
Long term debt (including current portion of $0 and $7,000, respectively)			133,911	148,911
Stockholders’ equity			136,236	125,824

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Consolidated	December 31,		December 31,		December 31,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$38,219	$35,445	$38,154	$35,445	$38,219	$35,445
Station operating expense	27,563	26,947	27,446	26,947	27,563	26,947
Corporate general and administrative	2,165	2,114	2,165	2,114	2,165	2,114
Other operating income	(312)	—	(312)	—	(312)	—
Impairment of intangible assets	—	1,168	—	1,168		1,168

Operating income	8,803	5,216	$8,855	$5,216	8,803	5,216

Interest expense	2,372	2,075			2,372	2,075
Other (income) expense, net	145	1,165			145	1,165
Income tax expense	2,615	87			2,615	87

Net income	$3,671	$1,889			$3,671	$1,889

Earnings per share:
Basic	$0.18	$0.09			$0.18	$0.09

Diluted	$0.18	$0.09			$0.18	$0.09

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Radio Segment	December 31,		December 31,		December 31,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$33,174	$31,357	$33,109	$31,357	$33,174	$31,357
Station operating expense	23,952	23,514	23,835	23,514	23,952	23,514
Other operating income	(312)	—	(312)	—	(312)	—
Impairment of intangible assets	—	890	—	890	—	890

Operating income	$9,534	$6,953	$9,586	$6,953	$9,534	$6,953

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Television Segment	December 31,		December 31,		December 31,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$5,045	$4,088	$5,045	$4,088	$5,045	$4,088
Station operating expense	3,611	3,433	3,611	3,433	3,611	3,433
Impairment of intangible assets	—	278	—	278	—	278

Operating income	$1,434	$377	$1,434	$377	$1,434	$377

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	December 31,		December 31,		December 31,
by segment	2006	2005	2006	2005	2006	2005

Radio Segment	$1,719	$1,894	$1,711	$1,894	$1,719	$1,894
Television Segment	458	456	458	456	458	456
Corporate and Other	50	50	50	50	50	50

	$2,227	$2,400	$2,219	$2,400	$2,227	$2,400

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
Consolidated	December 31,		December 31,		December 31,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$142,946	$140,790	$140,128	$139,022	$142,946	$141,803
Station operating expense	104,396	104,411	101,902	102,898	104,396	105,368
Corporate general and administrative	8,870	8,174	8,870	8,174	8,870	8,174
Other operating income	(312)	—	(312)	—	(312)	—
Impairment of intangible assets	—	1,168	—	1,168	—	1,168

Operating income	29,992	27,037	$29,668	$26,782	29,992	27,093
Interest expense	9,379	7,586			9,379	7,806
Other (income) expense, net	(500)	2,668			(500)	2,653
Income tax expense	8,665	6,217			8,665	6,160

Net income	$12,448	$10,566			$12,448	$10,474

Earnings per share:
Basic	$0.61	$0.52			$0.61	$0.51

Diluted	$0.61	$0.51			$0.61	$0.50

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
Radio Segment	December 31,		December 31,		December 31,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$125,274	$125,597	$122,456	$123,829	$125,274	$126,610
Station operating expense	90,627	90,967	88,133	89,454	90,627	91,924
Other operating income	(312)	—	(312)	—	(312)	—
Impairment of intangible assets	—	890	—	890	—	890

Operating income	$34,959	$33,740	$34,635	$33,485	$34,959	$33,796

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
Television Segment	December 31,		December 31,		December 31,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$17,672	$15,193	$17,672	$15,193	$17,672	$15,193
Station operating expense	13,769	13,444	13,769	13,444	13,769	13,444
Impairment of intangible assets	—	278	—	278	—	278

Operating income	$3,903	$1,471	$3,903	$1,471	$3,903	$1,471

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
Depreciation and amortization	December 31,		December 31,		December 31,
by segment	2006	2005	2006	2005	2006	2005

Radio Segment	$6,288	$7,075	$5,934	$6,748	$6,288	$7,305
Television Segment	1,673	1,766	1,673	1,766	1,673	1,766
Corporate and Other	194	199	194	199	194	199

	$8,155	$9,040	$7,801	$8,713	$8,155	$9,270

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
As of December 31, 2006
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Consolidated	March 31,		June 30,		September 30,		December 31,
	2006	2005	2006	2005	2006	2005	2006	2005

Net operating revenue	$31,191	$32,397	$37,745	$38,000	$35,791	$35,961	$38,219	$35,445
Station operating expense	24,703	25,281	26,369	27,030	25,761	26,110	27,563	26,947
Corporate general and administrative	1,981	1,778	2,499	2,348	2,225	1,934	2,165	2,114
Other operating income	—	—	—	—	—	—	(312)	—
Impairment of intangible assets	—	—	—	—	—	—	—	1,168

Operating income	4,507	5,338	8,877	8,622	7,805	7,917	8,803	5,216
Interest expense	2,277	1,755	2,355	1,894	2,375	2,082	2,372	2,075
Other (income) expense, net	(355)	57	(215)	1,466	(75)	(35)	145	1,165
Income tax expense	1,060	1,447	2,749	2,196	2,241	2,430	2,615	87

Net income	$1,525	$2,079	$3,988	$3,066	$3,264	$3,440	$3,671	$1,889

Earnings per share:
Basic	$0.07	$0.10	$0.19	$0.15	$0.16	$0.17	$0.18	$0.09

Diluted	$0.07	$0.10	$0.19	$0.15	$0.16	$0.17	$0.18	$0.09

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Radio Segment	March 31,		June 30,		September 30,		December 31,
	2006	2005	2006	2005	2006	2005	2006	2005

Net operating revenue	$27,280	$28,939	$33,418	$34,051	$31,402	$32,263	$33,174	$31,357
Station operating expense	21,415	21,992	22,960	23,690	22,300	22,728	23,952	23,514
Other operating income	—	—	—	—	—	—	(312)	—
Impairment of intangible assets	—	—	—	—	—	—	—	890

Operating income	$5,865	$6,947	$10,458	$10,361	$9,102	$9,535	$9,534	$6,953

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Television Segment	March 31,		June 30,		September 30,		December 31,
	2006	2005	2006	2005	2006	2005	2006	2005

Net operating revenue	$3,911	$3,458	$4,327	$3,949	$4,389	$3,698	$5,045	$4,088
Station operating expense	3,288	3,289	3,409	3,340	3,461	3,382	3,611	3,433
Impairment of intangible assets	—	—	—	—	—	—	—	278

Operating income	$623	$169	$918	$609	$928	$316	$1,434	$377

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	March 31,		June 30,		September 30,		December 31,
by segment	2006	2005	2006	2005	2006	2005	2006	2005

Radio Segment	$1,539	$1,791	$1,536	$1,808	$1,494	$1,812	$1,719	$1,894
Television Segment	392	442	414	422	409	446	458	456
Corporate and Other	48	50	48	49	48	50	50	50

	$1,979	$2,283	$1,998	$2,279	$1,951	$2,308	$2,227	$2,400

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$38,219	$(65)	$38,154	$35,445	—	$35,445
Station operating expense	27,563	(117)	27,446	26,947	—	26,947
Corporate general and administrative	2,165	—	2,165	2,114	—	2,114
Other operating income	(312)	—	(312)	—	—	—
Impairment of intangible assets	0	—	—	1,168	—	1,168

Operating income	$8,803	$52	$8,855	$5,216	$0	$5,216

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$33,174	$(65)	$33,109	$31,357	—	$31,357
Station operating expense	23,952	(117)	23,835	23,514	—	23,514
Other operating income	(312)	—	(312)	—	—	—
Impairment of intangible assets	—	—	—	890	—	890

Operating income	$9,534	$52	$9,586	$6,953	$0	$6,953

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$5,045	—	$5,045	$4,088	—	$4,088
Station operating expense	3,611	—	3,611	3,433	—	3,433
Impairment of intangible assets	—	—	—	278	—	278

Operating income	$1,434	—	$1,434	$377	—	$377

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$142,946	$(2,818)	$140,128	$140,790	$(1,768)	$139,022
Station operating expense	104,396	(2,494)	101,902	104,411	(1,513)	102,898
Corporate general and administrative	8,870	—	8,870	8,174	—	8,174
Other operating income	(312)	—	(312)	—	—	—
Impairment of intangible assets	—	—	—	1,168	—	1,168

Operating income	$29,992	$(324)	$29,668	$27,037	$(255)	$26,782

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$125,274	$(2,818)	$122,456	$125,597	$(1,768)	$123,829
Station operating expense	90,627	(2,494)	88,133	90,967	(1,513)	89,454
Other operating income	(312)	—	(312)	—	—	—
Impairment of intangible assets	—	—	—	890	—	890

Operating income	$34,959	$(324)	$34,635	$33,740	$(255)	$33,485

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$17,672	—	$17,672	$15,193	—	$15,193
Station operating expense	13,769	—	13,769	13,444	—	13,444
Impairment of intangible assets	—	—	—	278	—	278

Operating income	$3,903	—	$3,903	$1,471	—	$1,471